Business combinations	6 Months Ended
Jun. 30, 2021
Business Combinations [Abstract]
Business combinations	Business combinations
PRA Health Sciences Inc - Merger Completion

On July 1, 2021, ICON plc announced the completion of its Merger with PRA Health Sciences Inc ("PRA"). The combined company will retain the name ICON and will bring together approximately 38,000 employees across 47 countries, creating the world’s most advanced healthcare intelligence and clinical research organization.

The combined company will leverage its enhanced operations to transform clinical trials and accelerate biopharma customers’ commercial success through the development of much needed medicines and medical devices. The new ICON will have a renewed focus on leveraging data, applying technology and accessing diverse patient populations to speed up drug development.

Upon completion of the Merger, pursuant to the terms of the merger agreement, PRA became a wholly owned subsidiary of ICON plc. Under the terms of the Merger, PRA shareholders received per share $80 in cash and 0.4125 shares of ICON stock. The trading of PRA common stock on NASDAQ was suspended prior to market open on July 1, 2021.

The consideration for the Merger is estimated at approximately $12.5 billion. The opening balance sheet remains under preparation but we expect to record additional intangible assets of approximately $5.5 billion from the acquisition. The purchase accounting associated with the PRA Merger remains ongoing and we await formal valuations reports to support the assets acquired and the liabilities assumed. We expect to conclude the purchase accounting exercise within the next 12 months.

Acquisitions – MedPass Group ("MedPass")

On January 22, 2020 a subsidiary of the Company, ICON Investments Limited acquired 100% of the equity share capital of the MedPass Group. MedPass is the leading European medical device CRO, regulatory and reimbursement consultancy, that specializes in medical device development and market access. The acquisition of MedPass further enhances ICON’s Medical Device and Diagnostic Research services, through the addition of new regulatory and clinical capabilities in Europe. The integration of MedPass’s services brings noted expertise in complex class 3 medical devices, interventional cardiology and structural heart devices. Accounting for the acquisition of MedPass was finalized in the period ended December 31, 2020.
    The acquisition of MedPass has been accounted for as a business combination in accordance with ASC 805 'Business Combinations'. The Company has made an assessment of the fair value of assets acquired and liabilities assumed as at that date. The following table summarizes the Company’s fair values of the assets acquired and liabilities assumed:

January 22,
2020
(in thousands)
Cash & cash equivalents	$10,170
Property, plant and equipment	45
Operating right of use assets	539
Goodwill *	27,191
Customer relationships	11,725
Order backlog	2,883
Accounts receivable	3,033
Prepayments and other current assets	158
Accounts payable	(368)
Unearned revenue	(989)
Other liabilities	(2,202)
Current lease liabilities	(219)
Non-current lease liabilities	(320)
Non-current deferred tax liability	(4,090)

Net assets acquired	$47,556

Cash outflows	$46,992
Working capital adjustment paid	564
Contingent consideration **	—

Total consideration	$47,556
* Goodwill represents the acquisition of an established workforce that specializes in medical device development and market access. None of the goodwill recognized is expected to be deductible for income tax purposes.
** The fair value of the contingent consideration was estimated at the date of acquisition as $Nil. Depending on performance of MedPass for the 12 month period ended December 31, 2020, the total consideration could have increased by a maximum of $6.7 million in contingent consideration. In January 2021, the contingent consideration was finalized and a value of $Nil was payable.
Acquisitions – CRN Holdings LLC (trading as Symphony Clinical Research ("Symphony"))

    On September 24, 2019 a subsidiary of the Company, ICON Clinical Research LLC, acquired a 100% interest in Symphony. Symphony is a leading provider of at-home trial services and site support services. The acquisition of Symphony further enhances our site & patient services offering. Accounting for the acquisition of Symphony was finalized in the period ended September 30, 2020. The total consideration was $37.8 million and resulted in the recognition of $22.9 million in Goodwill.

The total consideration included $2.5 million in contingent consideration, which was dependent on Symphony meeting certain revenue targets. The fair value of the contingent consideration was estimated at the date of acquisition. On June 12, 2020 the contingent consideration was settled at its revised fair value in the amount of $0.5 million. The change in fair value has been recorded in the selling, general and administrative expense line of the Condensed Consolidated Statement of Operations in the year ended December 31, 2020.

Acquisitions – MeDiNova

    On May 23, 2019 a subsidiary of the Company, ICON Clinical Research (U.K.) Limited acquired a 60% majority shareholding in MeDiNova, a site network with research sites in key markets in Europe and Africa. On March 9, 2020 ICON exercised its option to call the outstanding shares in the noncontrolling interest to take 100% ownership of MeDiNova. The acquisition further enhances ICON's patient recruitment capabilities in EMEA and complements ICON's existing site network in the US, PMG Research. Accounting for the acquisition of MeDiNova was finalized in the period ended June 30, 2020. The total consideration was $86.2 million and resulted in the recognition of $81.8 million in Goodwill.

The total consideration included $32.6 million to reflect the fair value of the redeemable noncontrolling interest. The fair value of the redeemable noncontrolling interest was estimated by applying an income based approach. The valuation approach used was based on the future earnings of the company times an appropriate earnings multiple. Effective from March 9, 2020, the noncontrolling interest was derecognized and a liability was recognized, representing the assessment of the redemption value of the noncontrolling interest. This liability was settled on July 17, 2020 for $43.9 million.

Acquisitions – MolecularMD Corp ("MMD")

    On January 25, 2019 a subsidiary of the Company, ICON Laboratory Services, Inc. acquired 100% of the share capital of MMD. MMD is a molecular diagnostic specialty laboratory that enables the development and commercialization of precision medicines in oncology. Accounting for the acquisition of MMD was finalized in the year ended December 31, 2019. The total consideration was $42.2 million and resulted in the recognition of $22.4 million in Goodwill.